SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                October 21, 2003
                Date of Report (Date of earliest event reported)


                            Valmont Industries, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                              0-3701               47-0351813
(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)



One Valmont Plaza
Omaha, Nebraska                                             68154
(Address of principal executive offices)                 (Zip Code)


                                 (402) 963-1000
                         (Registrant's telephone number,
                              including area code)


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Item 12.  Results of Operations and Financial Condition.

         Valmont Industries, Inc. issued a press release on October 21, 2003 with earnings information on the company's quarter and nine months ended September 27, 2003. The press release is furnished with this Form 8-K as Exhibit 99.1.

         The foregoing information, including exhibit 99.1 attached to this Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Valmont Industries, Inc.

Date:  October 21, 2003
                                               By:  /s/ Terry J. McClain
                                                   -----------------------
                                               Name:  Terry J. McClain
                                               Title: Senior Vice President and
                                                        Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit     Description                                               Page No.

99.1        Press release dated October 21, 2003.........................